SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.)

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NEUROBIOLOGICAL TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEUROBIOLOGICAL TECHNOLOGIES, INC.

3260 Blume Drive, Suite 500

Richmond, California 94806

(510) 262-1730

October 8, 2003

Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Neurobiological Technologies, Inc. The meeting will be held at the St. Francis Yacht Club, On The Marina, in San Francisco, California on Thursday, November 13, 2003 at 10:00 a.m., local time.

The matters to be considered at the meeting are described in detail in the attached proxy statement. We will also report on the activities of the Company immediately following the meeting, and you will have an opportunity to submit questions or comments on matters of interest to stockholders generally. Included with the proxy statement is a copy of the Company’s 2003 Annual Report to Stockholders for the fiscal year ended June 30, 2003.

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Regardless of whether you plan to attend the meeting, I urge you to vote your proxy as soon as possible. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person, and may save the Company from incurring additional proxy solicitation costs.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

Paul E. Freiman
President and Chief Executive Officer

NEUROBIOLOGICAL TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, NOVEMBER 13, 2003

The 2003 Annual Meeting of Stockholders of Neurobiological Technologies, Inc. (the “Company”) will be held at the St. Francis Yacht Club, On The Marina, San Francisco, California, on Thursday, November 13, 2003 at 10:00 a.m., local time, for the following purposes:

1.	To elect six directors to hold office until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending June 30, 2004.

3.	To approve the adoption of the Company’s 2003 Equity Incentive Plan.

4.	To approve the adoption of the Company’s 2003 Employee Stock Purchase Plan.

5.	To transact such other business as properly may come before the meeting or any adjournments or postponements of the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on September 26, 2003 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. A complete list of stockholders entitled to notice of and to vote at the annual meeting will be available at the Company’s offices, 3260 Blume Drive, Suite 500, Richmond, California, for ten days before the meeting.

All stockholders are cordially invited to attend the annual meeting in person. To assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage prepaid envelope. Any stockholder attending the meeting may vote in person even if he or she returns a proxy.

By Order of the Board of Directors,

Stephen C. Ferruolo
Secretary

Richmond, California

October 8, 2003

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

NEUROBIOLOGICAL TECHNOLOGIES, INC.

3260 BLUME DRIVE, SUITE 500

RICHMOND, CA 94806

(510) 262-1730

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Neurobiological Technologies, Inc., a Delaware corporation (“NTI” or the “Company”). The proxy is solicited for use at the 2003 Annual Meeting of Stockholders to be held at the St. Francis Yacht Club, On The Marina, in San Francisco, California, on Thursday, November 13, 2003 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the “Annual Meeting”). The approximate date on which this proxy statement and the accompanying notice and proxy are being mailed to stockholders is October 8, 2003.

INFORMATION CONCERNING SOLICITATION AND VOTING

Only stockholders of record at the close of business on September 26, 2003 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on September 26, 2003, the Company had outstanding 19,183,945 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 754,000 shares of Series A Preferred Stock, par value $0.001 per share (the “Preferred Stock”). Holders of Common Stock are entitled to one vote for each share of Common Stock held and holders of Preferred Stock are entitled one vote for each share of Preferred Stock held. The holders of Common Stock and Preferred Stock will vote together as a single class on all matters described in this proxy statement. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares entitled to vote at the Annual Meeting must be present in person or represented by proxy.

All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified in the proxy. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted for the election of the nominees listed in this proxy statement and for approval of the other proposals described in this proxy statement.

Directors are elected by a plurality vote. All other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on each such matter. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present, but have the same effect as a vote cast against a given proposal. A broker non-vote occurs when a broker, bank or other nominee, voting on behalf of its clients, lacks the authority to vote on a given proposal.

Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. You can revoke your previously delivered proxy by delivering an instrument of revocation to the Secretary of the Company before the Annual Meeting, by presenting at the Annual Meeting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not revoke a proxy.

The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, certain directors, officers and other employees of the Company may solicit proxies in person or by telephone or facsimile. No additional compensation will be paid to these persons for such solicitation. If necessary, the Company may retain a proxy-soliciting firm to help solicit proxies for the Annual Meeting. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company’s stock.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Six directors are to be elected at the Annual Meeting, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees securing the highest number of votes, up to the number of directors to be elected, will be elected as directors. It is intended that proxies received will be voted for the election of the six nominees named below, unless marked to the contrary. If any of these nominees are unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

All six nominees are currently serving as directors of the Company. The following table indicates the name and age of each nominee as of the date of this proxy statement, all positions with the Company held by the nominee, and the year during which the nominee was first elected or appointed a director.

Name	Age	Position(s) with NTI	Director Continuously Since
Paul E. Freiman	69	President, Chief Executive Officer and Director	1997
Abraham E. Cohen	67	Chairman of the Board of Directors	1993
Enoch Callaway, M.D.	79	Director	1987
Theodore L. Eliot, Jr.	75	Director	1992
Abraham D. Sofaer	65	Director	1997
John B. Stuppin	70	Director	1988

Paul E. Freiman joined the Company as a director in April 1997 and was elected President and Chief Executive Officer in May 1997. He is the former chairman and chief executive officer of Syntex Corporation, where he had a long and successful career and was instrumental in the sale of Syntex to Roche Holdings for $5.3 billion. He is credited with much of the marketing success of Syntex’s lead product Naprosyn and was responsible for moving the product to over-the-counter status, marketed by Proctor & Gamble as Aleve. Mr. Freiman currently serves as chairman of the boards of Digital GeneTechnologies, Inc., a private genomics company, and SciGen Pte. Ltd. and serves on the boards of Penwest Pharmaceutical Co., Calypte Biomedical Corporation, Phytos, Inc., and Otsuka America Pharmaceuticals, Inc. He has been chairman of the Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank. Mr. Freiman holds a B.S. degree from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

Abraham E. Cohen has been a director of the Company since March 1993 and has been chairman of the Board since August 1993. From 1982 to 1992, Mr. Cohen served as Senior Vice President of Merck & Co. and from 1977 to 1988 as President of the Merck Sharp & Dohme International Division (“MSDI”). While at Merck, he played a key role in the development of Merck’s international business, initially in Asia, then in Europe and, subsequently, as President of MSDI, which manufactures and markets human health products outside the United States. Since his retirement from Merck and MSDI in January 1992, Mr. Cohen has been active as an international business consultant. He was a director of Agouron Pharmaceuticals, Inc. until its merger with Warner-Lambert Company. He is currently Chairman and President of Kramex Corporation and serves as a director of four other public companies: Akzo Nobel N.V., Chugai Pharmaceutical Co., Teva Pharmaceutical Industries, Ltd. and Vasomedical, Inc.

Enoch Callaway, M.D. is a founder of the Company and has served as a director of the Company since September 1987. Dr. Callaway previously served as chairman of the Board of the Company from September 1987 to November 1990, as co-chairman of the Board of the Company from November 1990 until August 1993, as Vice President of the Company from September 1988 until August 1993 and as Secretary of the Company from September 1988 until September 1991. Dr. Callaway has been Emeritus Professor of Psychiatry at the University of California, San Francisco since 1986, where he also served as Director of Research at the Langley Porter Psychiatric Institute from 1959 to 1986. Dr. Callaway was Staff Psychiatrist, SFVAMC, 1996-1997. He is a member of the Institutional Review Board for SAM Technologies, Inc. and Abratek, Inc. Dr. Callaway is a director of Phytos, Inc., a biotechnology company. He holds A.B. and M.D. degrees from Columbia University.

Theodore L. Eliot, Jr. has served as a director of the Company since August 1992. Previously, he served as a director of the Company from September 1988 until April 1992, and as a Vice President of the Company from September 1988 until September 1991. Mr. Eliot retired from the United States Department of State in 1978, after a 30-year career in which he held senior posts in Washington and was Ambassador to Afghanistan. He was Dean of the Fletcher School of Law and Diplomacy from 1978 to 1985 and a director of Raytheon Co. from 1983 to 1998. He is currently a director of Fiberstars, Inc. and of several non-profit organizations. Mr. Eliot holds B.A. and M.P.A. degrees from Harvard University.

Abraham D. Sofaer has served as a director of the Company since April 1997. Mr. Sofaer is the first George P. Shultz Distinguished Scholar & Senior Fellow at the Hoover Institution, Stanford University, appointed in 1994. He has also been a Professor of Law (by courtesy) at Stanford Law School. From 1990 to 1994, Mr. Sofaer was a partner at the legal firm of Hughes, Hubbard & Reed in Washington, D.C., where he represented several major U.S. public companies. From 1985 to 1990, he served as the Legal Adviser to the United States Department of State, where he was principal negotiator on several international disputes. From 1979 to 1985, he served as a federal judge in the Southern District of New York. Mr. Sofaer is registered as a qualified arbitrator with the American Arbitration Association and is a member of the National Panel of the Center for Public Resolution of Disputes (CPR), a leading organization in the area of resolution of disputes outside litigation. He has mediated major commercial cases. Additionally, he acts regularly as an arbitrator in merger-acquisition disputes, commercial cases involving valuation of technology and securities class action suits. Mr. Sofaer serves on the board of directors of Gen-Probe, Inc. and the International Advisory Board of Chugai Biopharmaceuticals, Inc., and is a director of American Friends of the Koret Israel Economic Development Fund and the Koret Foundation and trustee of the National Museum of Jazz. Mr. Sofaer holds a B.A. degree from Yeshiva College and a L.L.B. degree from New York University.

John B. Stuppin is a founder of the Company and has served as a director of the Company since September 1988. From September 1987 until October 1990, Mr. Stuppin served as President of the Company, from November 1990 to August 1993 as co-chairman of the Board, from October 1990 until September 1991 as Executive Vice President, and from April 1991 until July 1994 as Treasurer. He also served as acting Chief Financial Officer of the Company from the Company’s inception through December 1993 and has continued to serve as an employee of the Company in a business development capacity since that time. Mr. Stuppin is an investment banker and a venture capitalist. He has over 25 years experience in the start up and management of companies active in emerging technologies and has been the president of a manufacturing company. He is chairman of the board of Fiberstars, Inc. Mr. Stuppin holds an A.B. degree from Columbia University.

Required Vote

Directors are elected by a plurality vote. The nominees securing the highest number of votes, up to the number of directors to be elected, will be elected as directors. The Board of Directors recommends a vote “FOR” election of the nominees set forth above.

Board Meetings and Committees

The Board held five meetings during fiscal 2003. All directors attended at least 75% of the aggregate number of meetings of the Board and of committees on which such directors serve. The Board has appointed a Compensation Committee, an Audit Committee and a Nominating Committee.

The members of the Compensation Committee are Theodore L. Eliot, Jr. and Abraham D. Sofaer. The Compensation Committee held one meeting during fiscal 2003. The Compensation Committee’s functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company, including the administration of and granting of awards under the Company’s equity compensation plans.

The members of the Audit Committee are Abraham E. Cohen, Theodore L. Eliot, Jr., and Abraham D. Sofaer. The Audit Committee held four meetings during fiscal 2003. The responsibilities of the Audit Committee are discussed below in the Report of the Audit Committee. All members of the Audit Committee satisfy the current independence standards promulgated by the National Association of Securities Dealers and the Board has determined that Mr. Cohen is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K.

The members of the Nominating Committee are Dr. Enoch Callaway and John B. Stuppin. The Nominating Committee held no meetings during fiscal 2003. The Nominating Committee is responsible for matters relating to the composition of the Board, including recruitment, nomination and succession. No nominations for director were received from stockholders and no procedures have been established for any such nominations.

Directors’ Compensation

In fiscal 2003, each director other than Mr. Freiman was paid a fee of $1,500 for each Board meeting he attended and $500 for each committee meeting he attended. Mr. Cohen was paid an additional $30,000 in fiscal 2003 for serving as the chairman of the Board and is also reimbursed for his out-of-pocket expenses for each meeting attended. Mr. Stuppin was paid an additional $13,008 in fiscal 2003 as a part-time employee providing business development assistance to the Company.

Following their reelection to the Board at the 2002 Annual Meeting of Stockholders, Dr. Callaway and Messrs. Cohen, Eliot and Sofaer were each granted an option under the Company’s 1993 Stock Plan to purchase 1,000 shares of Common Stock at an exercise price of $3.82 per share, which was the fair market value of our Common Stock on that date. The options vest and become exercisable one year from the date of grant and vest and become fully exercisable in the event of a change in control, as defined in the 1993 Stock Plan.

The 2003 Equity Incentive Plan, if approved at the Annual Meeting, will provide for the automatic grant of an option to purchase 7,500 shares of Common Stock to each non-employee director upon such director’s reelection at the Annual Meeting. Each non-employee director reelected at a subsequent annual meeting of stockholders will also receive an automatic grant of an option to purchase 7,500 shares of Common Stock under the 2003 Plan. These options will be granted at an exercise price equal to the fair market value of the Common Stock on the date of grant and will vest and become exercisable one year from the date of grant. Additionally, options granted under the 2003 Equity Incentive Plan will vest and become fully exercisable in the event of a change in control, as defined in the 2003 Equity Incentive Plan.

Employment Agreement and Change-in-Control Arrangements

The Company entered into an employment agreement with Mr. Freiman in June 2002 that provided an annual base salary of $200,000 and a retention bonus of $150,000. In April 2003, the Company entered into a new one-year employment agreement with Mr. Freiman that provides an annual base salary of $200,000 and a retention bonus of $200,000. Mr. Freiman may forfeit this retention bonus if he is terminated for cause or if he voluntarily terminates his employment with the Company within certain periods of time, as set forth in the April 2003 employment agreement. Additionally, Mr. Freiman is eligible for any management bonus plans that the Compensation Committee or the Board may adopt.

In December 1999, Mr. Freiman was granted an option to purchase up to 150,000 shares of Common Stock at an exercise price of $0.80 per share. This option vests in full in December 2004. If the Company undergoes a change in control, as defined in the option agreement, before that time, the option vesting will accelerate, in whole or in part, depending on the net proceeds to the Company’s stockholders realized in connection with the change in control.

Additionally, our 1993 Stock Plan contains, and option awards granted thereunder may contain, provisions regarding the accelerated vesting of options in the event of a change in control of the Company. The 2003 Equity Incentive Plan, if approved at the Annual Meeting, provides for full vesting and acceleration of all outstanding awards in the event of a change in control of the Company, as defined in the 2003 Equity Incentive Plan.

Compensation Committee Interlocks and Insider Participation.

The members of the compensation committee are Messrs. Eliot and Sofaer. Mr. Eliot served as a Vice President of the Company from 1988 to 1991. There are no compensation committee interlocks between NTI and other entities involving NTI’s executive officers and board members who serve as executive officers or board members of the other entities.

Report of the Audit Committee

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a filing.

The Audit Committee, currently comprised of Messrs. Cohen, Eliot and Sofaer, evaluates auditor performance, manages relations with the Company’s independent auditors, pre-approves audit and non-audit services to be performed by the Company’s independent auditors and evaluates policies and procedures relating to internal accounting functions and controls. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board of Directors and the Audit Committee’s responsibilities are more fully described in the Audit Committee Charter that is included as Appendix A to this proxy statement. All members of the Audit Committee currently meet the independence requirements set forth by the National Association of Securities Dealers.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2003. This review included a discussion of the quality and the acceptability of the Company’s financial and disclosure reporting and controls, including the nature and extent of disclosures in the financial statements.

The Audit Committee also reviewed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent auditors their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board Statement No. 1.

In addition to matters discussed above, the Audit Committee discussed with the Company’s independent auditors the overall scope, plans and estimated costs of their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of the independent auditors’ examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

Abraham E. Cohen, Chairman
Theodore L. Eliot, Jr.
Abraham D. Sofaer

Report of the Compensation Committee

The Company’s executive compensation program is designed to provide competitive levels of base compensation in order to retain and motivate our executive officers, tie individual total compensation to individual performance and the success of the Company, and align the interests of our executive officers with those of our stockholders. Executive compensation generally consists of three components, base salary, bonus and equity-based awards, each of which is described below.

The Compensation Committee strives to compensate our executives at levels that are competitive within our industry. Generally, the Compensation Committee seeks to fix each officer’s base salary at a level that is consistent with the median base salary offered by our peer competitors. The Compensation Committee reviews the base salary for each executive officer annually and makes any necessary adjustments based on changes in market conditions or individual performance.

Our bonus program is designed to reward executives for the Company’s overall performance as well as their individual performance in a given year. The Compensation Committee considers the performance of the officer and the Company for the preceding year in deciding whether to award a bonus and, if one is to be awarded, the size of the bonus. In certain cases, the Compensation Committee has awarded retention bonuses, which are generally only paid if the executive remains employed with the Company for a stated minimum period of time.

The Compensation Committee may also compensate our executive officers with equity-based awards, such as stock options or restricted stock grants. By granting stock options to our officers, the Compensation Committee intends to align the interests of our officers with the interests of stockholders by creating a return tied to the performance of our stock price. In determining the timing and size of stock option grants, the Compensation Committee considers the contributions and responsibilities of each executive, appropriate incentives for the promotion of the long-term growth of the Company and grants made to other executives in the industry holding comparable positions. It is the Compensation Committee’s practice to fix the price of the options at the fair market value on the date of the grant, thereby making the executive’s value realized tied directly to gains realized by our stockholders.

Chief Executive Officer Compensation

Mr. Freiman is compensated with a base salary and, depending on performance and the Company’s financial condition, a bonus and/or stock option award. In April 2003, the Company and Mr. Freiman entered into an employment agreement, pursuant to which Mr. Freiman’s annual base salary was set at $200,000 and he was paid a cash retention bonus of $200,000. Mr. Freiman may forfeit his retention bonus if he is terminated for cause or if he voluntarily terminates his employment with the Company within certain time periods, as set forth in his employment agreement.

Theodore L. Eliot, Jr.
Abraham D. Sofaer

Summary Compensation Table

The following table sets forth information regarding compensation for the fiscal years ended June 30, 2001, 2002 and 2003 received by the Company’s Chief Executive Officer and the Company’s only other executive officer (the “Named Officers”).

	Annual Compensation			Long-Term Compensation
Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Option Awards (#)	Payouts ($) (1)	All Other Compensation (2)
Paul E. Freiman President and Chief Executive Officer	2003 2002 2001	$200,000 $200,000 $168,393	$200,000 $150,000 $280,000	— — —	— — —	$2,343 $2,287 $2,028

Lisa U. Carr, M.D., Ph.D. Vice President, Medical Affairs	2003 2002 2001	$128,150 $123,200 $115,054	— $ 30,000 $ 25,000	— 50,000 40,000	— — $100,000	$9,241 $7,022 $2,547

(1)	“Long-Term Compensation Payouts” for Dr. Carr consists of a retention bonus paid in the year presented.
(2)	“All Other Compensation” for Mr. Freiman consists of dental and life insurance premiums paid by the Company. “All Other Compensation” for Dr. Carr consists of matching contributions made by the Company under its 401(k) Plan and dental, health and life insurance premiums paid by the Company.

Fiscal Year-End Option Values

The following table sets forth certain information regarding the value of stock option awards held by the Named Officers as of June 30, 2003.

	Number of Unexercised Options Held at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Paul E. Freiman	562,812	197,188	$987,530	$487,200

Lisa U. Carr, M.D., Ph.D.	137,509	66,616	$231,261	$35,782

(1)	The value of the in-the-money options represents the difference between (A) $3.49 the closing price for the Company’s common stock on June 30, 2003 (the last trading day of fiscal 2003) and (B) the respective exercise price for each option, multiplied by the number of shares of common stock underlying each respective option.

Equity Compensation Plan Information

The Company currently maintains two equity compensation plans, the 1993 Stock Option Plan and Employee Stock Purchase Plan (the “Current Plans”). Additionally, the Board has adopted, subject to stockholder approval, the 2003 Equity Incentive Plan and 2003 Employee Stock Purchase Plan. The following table sets forth certain information regarding the Current Plans as of June 30, 2003. Information regarding the 2003 Equity Incentive Plan and 2003 Employee Stock Purchase Plan is set forth below under Proposal No. 3 and Proposal No. 4, respectively.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights*	Weighted-average exercise price of outstanding options, warrants and rights*	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)**
Equity compensation plans approved by security holders	1,651,029	$2.46	361,049

Equity compensation plans not approved by security holders	—	—	—

Total	1,651,029	$2.46	361,049

*	The purchase price and number of shares underlying outstanding purchase rights under the Employee Stock Purchase Plan cannot be calculated as of June 30, 2003. As a result, these data have been omitted from the above table.
**	Represents 232,186 and 128,863 shares of Common Stock available for issuance under the 1993 Stock Plan and the Employee Stock Purchase Plan, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the Company’s outstanding shares of each class of equity securities beneficially owned as of September 26, 2003 (unless otherwise indicated below) by: (1) each person who is known to the Company to own beneficially more than five percent of each class of the outstanding equity securities; (2) each of the Company’s directors; (3) the Named Officers; and (4) all directors and executive officers as a group. The information relating to percentage of stock beneficially held is based on 19,183,945 shares of Common Stock and 754,000 shares of Preferred Stock issued and outstanding as of September 26, 2003. Information relating to share ownership is based upon information furnished to the Company and upon filings made with the Securities and Exchange Commission on or before September 26, 2003. The Company believes that the beneficial owners of each class of equity securities have sole investment and voting power with respect to the shares of each class of equity securities shown as being beneficially owned by them, except as otherwise set forth in the footnotes to the table.

Name and Address +	Total Number of Shares of Common Stock Beneficially Held ‡	Shares Subject to Options and Warrants Exercisable Within 60 days	Percentage of Common Stock	Number of Shares of Series A Preferred Stock Beneficially Held	Percentage of Series A Preferred Stock
Arthur Rock [1] One Maritime Plaza, No. 1220 San Francisco, CA 94111	1,305,399	300,000	6.7%	—	—
New York Life Insurance Company [2] 51 Madison Avenue, Room 206 New York, NY 10010	953,750	—	5.0%	—	—
John B. Stuppin [3].	821,931	52,750	4.3%	100,000	13.3%
Abraham E. Cohen.	672,247	236,500	3.4%	100,000	13.3%
Abraham D. Sofaer	696,431	218,504	3.6%	100,000	13.3%
Paul E. Freiman [4].	656,325	600,625	3.3%	—	—
Lisa U. Carr, M.D., Ph.D.	171,742	151,833	*	—	—
Enoch Callaway, M.D. [5].	159,420	56,172	*	—	—
Theodore L. Eliot, Jr. [6]	100,134	85,312	*	—	—
All directors and executive officers (as a group 7 persons) [7]	3,278,230	1,401,696	15.7%	300,000	39.9%

*	Less than 1%
+	Unless indicated otherwise, the address of each beneficial owner is c/o Neurobiological Technologies, Inc., 3260 Blume Drive, Suite 500, Richmond, California 94806.
‡	Represents shares of Common Stock held as of September 26, 2003, plus shares of Common Stock that may be acquired upon conversion of shares of Preferred Stock held as of such date, plus shares of Common Stock that may be acquired upon exercise of options and warrants exercisable within 60 days from September 26, 2003.
(1)	According to Schedule 13D/A filed June 23, 2003 by Arthur Rock and additional information provided by the Company. The number of shares of Common Stock shown as beneficially owned consists of (i) 1,005,399 shares of Common Stock, and (ii) 300,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants. Excludes 2,018 shares of Common Stock held by Toni Rembe Rock (Mr. Rock’s spouse) for which Mr. Rock disclaims beneficial ownership.
(2)	According to Schedule 13G/A filed February 12, 2001 by New York Life Insurance Company and additional information provided by the Company.
(3)

The number of shares of Common Stock shown as beneficially owned includes 667,181 shares of Common Stock and 100,000 shares of Preferred Stock held by John B. Stuppin and Jane K. Stuppin, Trustees UTD dated March 11, 1991, 500 shares of Common Stock held by Mr. Stuppin’s spouse, and 1,500 shares of

Common Stock held in Mr. Stuppin’s individual retirement account (IRA). Mr. Stuppin may be deemed to have a beneficial interest in the shares held by the Stuppin Trust and Mrs. Stuppin.
(4)	The number of shares of Common Stock shown as beneficially owned includes 55,700 shares held in the estate of Paul E. Freiman and Anna Mazzuchi Freiman.
(5)	The number of shares of Common Stock shown as beneficially owned includes 103,248 shares of Common Stock held by The Callaway Family Trust dated May 30, 1995. Dr. Callaway may be deemed to have a beneficial interest in the shares held by the Callaway Trust.
(6)	The number of shares of Common Stock shown as beneficially owned includes 14,822 shares held by Theodore L. Eliot, Jr. and Patricia P. Eliot, Trustees, the Eliot Trust, February 27, 1987. Mr. Eliot may be deemed to have a beneficial interest in the shares held by the Eliot Trust.
(7)	The number of shares of Common Stock shown as beneficially owned includes shares included pursuant to notes 3-6.

Stock Performance Graph

Set forth below is a graph comparing the yearly percentage change in the cumulative total stockholder returns on the Company’s Common Stock over a five-year period with the cumulative total return of the Nasdaq Composite Index and the Nasdaq Biotech Index over the same period. The graph assumes that $100.00 was invested on June 30, 1998 in our Common Stock and each index, and that all dividends were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

	Fiscal Year Ended June 30,
	1998	1999	2000	2001	2002	2003
NTI	100	100	971	360	329	399
Nasdaq Composite Index	100	142	209	114	77	86
Nasdaq Biotech Index	100	160	384	320	161	212

Section 16(a) Beneficial Ownership Reporting Compliance

Under the Securities Exchange Act of 1934, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. To the Company’s knowledge, all reports required to have been filed in fiscal 2003 have been timely filed, except Dr. Callaway and Messrs. Cohen, Eliot and Sofaer failed to timely file a Form 4 reporting the receipt of an annual stock option award under the 1993 Stock Plan. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Securities and Exchange Commission.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

The Company has engaged Ernst & Young LLP as its principal independent public accountants to perform the audit of the Company’s financial statements for fiscal 2004. Ernst & Young has audited the Company’s financial statements since fiscal 1992. The Company is not required to seek ratification of its selection of independent accountants; the Sarbanes-Oxley Act of 2003 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. However, the Board of Directors is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Ernst & Young, and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

We expect that representatives of Ernst & Young will be present at the Annual Meeting and will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee reviews audit and non-audit services performed by Ernst & Young, as well as the fees charged by Ernst & Young for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditor’s independence. Additional information concerning the Audit Committee and its activities with Ernst & Young can be found in the Report of the Audit Committee.

Audit Fees

The following table sets forth the aggregate fees and expenses billed to the Company (rounded to the nearest hundred) for the fiscal years ended June 30, 2003 and 2002 by the Company’s principal accounting firm, Ernst & Young:

	Fiscal 2003	Fiscal 2002
Audit Fees:	$129,000	$133,200
Audit-Related Fees:	$—	$6,900
Tax Fees	$18,800	$44,300
All Other Fees:	$—	$—

The audit-related fees billed by Ernst & Young in fiscal 2002 consist of fees for professional services relating to accounting consultations in connection with potential corporate partnerships.

The tax fees billed by Ernst & Young in fiscal 2003 and 2002 consist of fees for professional services relating to tax compliance, tax planning and tax advice.

Audit Committee’s Pre-Approval Policies and Procedures

On September 25, 2003, our Board of Directors adopted a new Audit Committee Charter that, among other things, requires the Audit Committee to pre-approve the rendering by our independent auditor of audit or permitted non-audit services. Additionally, the charter provides that the Audit Committee may adopt policies and procedures for the approval of such services, which may include the delegation of approval authority to a designated member or members of the Audit Committee, so long as any such approvals are disclosed to the full Audit Committee at its next scheduled meeting. A copy of our Audit Committee Charter is attached as Appendix A to this proxy statement.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The Board recommends a vote “FOR” ratification of Ernst & Young LLP as the Company’s independent auditors.

PROPOSAL 3

APPROVAL OF 2003 EQUITY INCENTIVE PLAN

The Company currently has two equity-based compensation plans, the 1993 Stock Plan and the Employee Stock Purchase Plan. Both of these plans have ten-year terms and will expire in November 2003 and February 2004, respectively.

At the Annual Meeting, the stockholders will be asked to approve the adoption of the Company’s 2003 Equity Incentive Plan (the “2003 Plan”). The Board adopted the 2003 Plan on September 25, 2003 and it will become effective only after approval of the stockholders. Up to one million shares of Common Stock can be issued under the 2003 Plan. The Board believes that it is in the best interests of the Company and its stockholders to approve the adoption of the 2003 Plan because the Company’s ability to grant equity-based awards will align the interests of our employees, officers and directors with those of the stockholders. Additionally, the use of equity-based compensation may allow the Company to conserve cash for operations. Upon stockholder approval of the 2003 Plan, the 1993 Stock Plan will terminate and no further grants will be made thereunder.

Summary of the 2003 Equity Incentive Plan

A copy of the 2003 Plan is attached to this proxy statement as Appendix B. The following description of the 2003 Plan is a summary and so is qualified by reference to the complete text of the 2003 Plan.

General

The purpose of the 2003 Plan is to enhance the long-term stockholder value of the Company by offering eligible directors, employees and consultants the opportunity to participate in the growth in value of the Company’s Common Stock. Stock options and stock awards may be granted under the 2003 Plan (each, an “Award”). Options granted under the 2003 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options.

Administration.    The 2003 Plan will be administered by the Board or the Compensation Committee of the Board (the “Administrator”). The Compensation Committee may delegate to the Chief Executive Officer the authority to grant Awards to non-executive level employees in accordance with guidelines established by the Board.

Eligibility.    Non-statutory stock options and stock awards may be granted under the 2003 Plan to employees, directors and consultants of the Company, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, approves options and stock awards to be granted under the 2003 Plan. The 2003 Plan also provides for the automatic grant of an option to purchase 7,500 shares of Common Stock to each non-employee director upon such director’s reelection at an annual meeting of stockholders. These options will be granted at an exercise price equal to the fair market value of the Common Stock on the date of grant and will vest and become exercisable one year from the date of grant. As of June 30, 2003, the Company had eleven employees, several consultants and four non-employee directors who would be eligible to participate in the 2003 Plan.

Termination of Awards.    Generally, if an awardee’s services to the Company as an employee, consultant or director terminates other than for death, disability, or for “cause,” vested Awards will remain exercisable for a period of three months following the awardee’s termination. Unless otherwise provided for by the Administrator in the Award agreement, if an awardee dies or becomes disabled while serving as an employee or consultant, the awardee’s vested Awards shall remain exercisable for one year following the awardee’s death or disability, but in no event shall the award be exercisable beyond the Award’s expiration date. Awards terminate immediately and cease to be exercisable following an awardee’s termination for “cause,” as defined in the plan.

Nontransferability of Awards.    Unless otherwise determined by the Administrator, Awards granted under the 2003 Plan are not transferable other than by will, domestic relations order, or the laws of descent and distribution and may be exercised during the awardee’s lifetime only by the awardee.

Stock Options

Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant of such option. The exercise price of an incentive stock option granted to a ten percent stockholder may not be less than 110% of the fair market value of our common stock on the date of such option. Certain replacement options with lower exercise prices may be granted to employees of entities acquired by the Company to replace that employee’s existing options. The fair market value of our common stock is generally the closing sales price as quoted on the Nasdaq SmallCap Market.

Exercise of Option; Form of Consideration.    The Administrator determines when options vest and become exercisable. The means of payment for shares issued on exercise of an option are specified in each Award agreement. The 2003 Plan permits payment to be made by cash, check, wire transfer, other shares of our common stock (with some restrictions) as a broker-assisted same-day sale (a “cashless exercise”).

Term of Option.    The term of an option may be no more than ten years from the date of grant. The term of an incentive stock option granted to a ten percent holder may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Stock Awards

The Administrator may grant stock awards in its discretion. Until the Company’s Common Stock becomes a “covered security,” within the meaning of the Securities Act of 1933, the purchase price of the stock may not be less than 85% of the fair market value of our Common Stock on the date of grant of the stock award. The grant or vesting of a stock award may be time-based or made contingent on achievement of certain specific performance conditions.

Right of Repurchase

If a stock option or stock award is subject to reverse vesting, the Company will have the right for a certain period of time to repurchase any or all of the award shares that were unvested as of the date of that termination.

Adjustments on Changes in Capitalization, Merger or Change of Control

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to the capital structure of the Company, appropriate adjustments will be made to (i) the number and type of awards that may be granted under the 2003 Plan, (ii) the number and type of options that may be granted to any individual under the 2003 Plan, (iii) the purchase price of any stock award, (iv) the option price and number and class of securities issuable under each outstanding option, and (v) the repurchase price of any securities substituted for option shares that are subject to repurchase rights. The Board will make any such adjustments in its absolute discretion, and the decision of the Board will be final, binding and conclusive.

In the event of a Change in Control (defined below), time-based (but not performance-based) vesting for all outstanding Awards or reverse vesting on all outstanding Award shares will be fully accelerated. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original expiration date), although the Board need not adopt the same rules for each Award or each Award recipient. A “Change in Control” is defined in the 2003 Plan as (A) any merger, consolidation, amalgamation, or other transaction to which the Company or an Affiliate is a party and in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction or (B) any other transaction or corporate event deemed by the Board to constitute a change in control of the Company including, but not limited to, (i) a transaction or series of transactions in which any person or entity, including a “group” as contemplated by Section 13(d)(3) of the

Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (ii) as a result of or in connection with a contested election of Company directors, the persons who were Company directors immediately before the election cease to constitute a majority of the Board.

In the event of a proposed dissolution or liquidation of the Company, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed, but contingent on its completion.

Amendment and Termination of the 2003 Plan

The Board may amend, alter, suspend or terminate the 2003 Plan, or any part thereof, at any time and for any reason. However, the Company must obtain stockholder approval for any amendment to the 2003 Plan to the extent necessary and desirable to comply with applicable laws. Generally, no such action by the Board or stockholders may alter or impair any Award previously granted under the 2003 Plan without the written consent of the awardee. The 2003 Plan will terminate on the tenth anniversary of stockholder approval, unless terminated earlier by the Board.

Federal Income Tax Consequences of Options and Stock Awards Under the 2003 Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR AWARDS OF RESTRICTED STOCK UNDER THE 2003 PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

Options

The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. This income is not subject to withholding under current law. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

The grant of a non-statutory option has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income subject to income and employment tax withholding (and the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held. The Company may allow non-statutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

In the case of both incentive stock options and non-statutory options, special federal income tax rules apply if our common stock is used to pay all or part of the option price.

Stock Awards

Upon receipt of a stock award, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the “spread”). However, if the common stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company) and the recipient does not make an election under section 83(b) of the Code, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than upon receipt of the stock, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Code, the stock received by the recipient is valued as of the date of receipt (without taking the restrictions into account) and the recipient has taxable income equal to any excess of that value over the amount he or she paid for the stock. The Company would again have a deduction equal to the income to the recipient. If the recipient makes an election under section 83(b) of the Code, the consequences upon sale or disposition (other than through forfeiture) of the shares awarded or sold generally are the same as for common stock acquired under a non-statutory option as described above.

Limitation on Deduction of Certain Compensation

A publicly held corporation may not deduct compensation of over a certain amount that is paid in any year to one of its executive officers unless the compensation constitutes “qualified performance-based” compensation under the Code. The Company will generally attempt to ensure that any awards under the 2003 Plan meet these standards, but may not do so in every instance.

Plan Benefits

No awards will be granted under the 2003 Plan prior to its approval by our stockholders. Each non-employee director who is reelected to the Board at the Annual Meeting will receive an option to purchase 7,500 shares of Common Stock under the 2003 Plan. Each non-employee director reelected at a subsequent annual meeting of stockholders will also receive an automatic grant of an option to purchase 7,500 shares of Common Stock under the 2003 Plan. All other awards under the 2003 Plan will be granted at the discretion of the Administrator, and, accordingly, are not yet determinable. In addition, benefits under the 2003 Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates, our actual performance against performance goals established with respect to performance awards and decisions made by the participants.

Set forth below is certain information regarding all stock options awarded under the Company’s 1993 Stock Plan in the last fiscal year.

Name and Position	Number of Shares Underlying Options
Paul E. Freiman, Chief Executive Officer	—

Lisa U. Carr, M.D., Ph.D., Vice President, Medical Affairs	—

Executive Group	—

Non-Executive Director Group	4,000

Non-Executive Officer Employee Group	—

Required Vote

Approval of the adoption of the 2003 Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The Board of Directors recommends a vote “FOR” the approval of the adoption of the 2003 Plan.

PROPOSAL 4

APPROVAL OF ADOPTION OF 2003 EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, the stockholders of the Company will be asked to approve the adoption of the 2003 Employee Stock Purchase Plan (the “2003 ESPP”). The Board adopted the 2003 ESPP on September 25, 2003 and it will become effective only after approval of the stockholders at the annual meeting. Up to 500,000 shares of Common Stock may be sold to eligible employees under the 2003 ESPP.

The Company’s existing Employee Stock Purchase Plan will terminate in February 2004, and no shares may be sold under that plan after that date. If the 2003 ESPP is approved at the Annual Meeting, the Company will terminate the existing Employee Stock Purchase Plan immediately following the January 2004 purchase date and a new offering period will begin at that time under the 2003 ESPP. The Board believes that it is in the best interests of the Company and its stockholders to approve the adoption of the 2003 ESPP because it believes that increasing employee ownership in the Common Stock through a qualified stock purchase plan is an effective means of maximizing long-term stockholder value.

Summary of the 2003 ESPP

A copy of the 2003 ESPP is attached to this proxy statement as Appendix C. The following description of the 2003 ESPP is a summary and so is qualified by reference to the complete text of the 2003 ESPP.

General

The 2003 ESPP is an equity compensation plan that allows eligible employees to purchase shares of the Company’s Common Stock at a discount to the fair market value through payroll deductions. Eligible employees participate in the plan by authorizing payroll deductions, not less than 1% nor more than 10%, of their total cash compensation. Every six months, the Company will apply the amount contributed by the participant during that period to purchase up to 10,000 shares of Common Stock. No employee may purchase more than $25,000 of Common Stock (valued at fair market value at the time the participant’s rights are granted) in any given year. Offering periods under the 2003 ESPP commence each January 1 and July 1 and last for 24 months. Shares of Common Stock are purchased at 85% of the lower of (i) the market price of Common Stock at the beginning of the applicable offering period and (ii) the market price of the Common Stock at the time of the purchase. The Company has reserved a total of 500,000 shares of Common Stock for sale under the 2003 ESPP and the 2003 ESPP has a ten-year term.

Eligibility.    All employees who have been employed by the Company for three consecutive months and are customarily employed 20 or more hours a week and five or more months each year are eligible to participate in the 2003 ESPP. As of June 30, 2003, nine employees were eligible to participate in the 2003 ESPP.

Administration.    The Compensation Committee administers the 2003 ESPP. The Compensation Committee has the right to interpret the 2003 ESPP, adopt rules thereunder and to make all other decisions relating to the operation of the 2003 ESPP. The Board of Directors has the right to amend, suspend or terminate the 2003 ESPP at any time and without notice. All expenses incurred in connection with the implementation and administration of the 2003 ESPP will be borne by the Company.

Federal Income Tax Consequences under the 2003 ESPP

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE AND SALE OF SHARES UNDER THE 2003 ESPP. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

General

The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Participants will not have taxable income for federal income tax or alternative minimum tax purposes upon either enrollment or purchase of shares.

If shares purchased under the 2003 ESPP are held more than one year after the date of purchase and more than two years from the beginning of the applicable offering period, the participant will have taxable ordinary income on a sale or other disposition (including gift) of the shares to the extent of the lesser of: (i) 15% of the fair market value of the stock at the beginning of the offering period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale or disposition exceeds the purchase price). Any additional gain upon a sale of the stock is long-term capital gain. If the shares are sold for less than the purchase price, there is no ordinary income, and the participant has a long-term capital loss in the amount of the difference between the sale price and the purchase price. The foregoing rules apply to shares held at the date of death of a participant without regard to how long the shares had been held.

Disqualifying Dispositions

If a participant sells or otherwise disposes of stock (including by way of gift) within either the one-year or the two-year holding periods described above (in either case, a “disqualifying disposition”), the participant has taxable ordinary income at the time of sale or other disposition to the extent that the fair market value of the stock at the date of purchase was greater than the purchase price. This amount will be taxable in the year of sale or disposition regardless of whether the sale price (or fair market value on the date of gift) exceeds the purchase price. If the disqualifying disposition is a sale, any difference between the sale price and the fair market value of the shares on the original purchase date is a capital gain or loss, which will be long term if the stock has been held more than one year.

Long-term capital gains of individuals currently are taxable at preferential rates as compared to rates for short-term capital gains and ordinary income.

Withholding.

Ordinary income taxable to a participant upon a disqualifying disposition constitutes compensation that will be reported to the IRS for the year in which the disqualifying disposition occurs, but is not presently subject to federal income tax withholding by the Company under current law.

Company’s Tax Treatment

The Company receives a deduction for federal income tax purposes to the extent that a participant has taxable ordinary income on a disqualifying disposition. The Company does not receive a deduction if a participant meets the holding period requirements. The Company will treat any transfer of record ownership of shares, including a transfer to a broker or nominee or into “street name”, as a disposition. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of deduction to which it is entitled, participants are required to notify the Company in writing of the date and terms of any disposition of stock purchased under the 2003 ESPP.

Plan Benefits

No shares will be sold under the 2003 ESPP prior to its approval by our stockholders. Eligible employees may set aside up to $25,000 annually and may purchase up to 10,000 shares of Common Stock every six months under the plan. The benefits under the 2003 Plan will depend each eligible employee’s level of withholding and the fair market value of our common stock on future dates. Consequently it is not possible to determine the benefits that might be received by participants under the 2003 ESPP.

Set forth below is certain information regarding the number of shares purchased under the Company’s Employee Stock Purchase Plan in the last fiscal year.

Name and Position	Number of Shares Purchased
Paul E. Freiman, Chief Executive Officer	—

Lisa U. Carr, M.D., Ph.D., Vice President, Medical Affairs	2,165

Executive Group	—

Non-Executive Director Group	—

Non-Executive Officer Employee Group	13,862

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The Board of Directors recommends a vote “FOR” the adoption of the amendment of the 2003 Employee Stock Purchase Plan.

OTHER INFORMATION

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003 is enclosed with this proxy statement. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please notify the Company at 3260 Blume Drive, Suite 500, Richmond, California 94806, Attn: Investor Relations. If your stock is held through a brokerage or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage or bank.

STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals for inclusion in the Company’s proxy statement for the 2004 Annual Meeting of Stockholders must provide the Company with written notice of the proposal no later than June 10, 2004. Notification of stockholder proposals must conform to the requirements established by the Securities and Exchange Commission and should be addressed to Neurobiological Technologies, Inc., Attn: Corporate Secretary, 3260 Blume Drive, Suite 500, Richmond, California 94806. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

BY ORDER OF THE BOARD OF DIRECTORS,

Stephen C. Ferruolo
Secretary

Richmond, California

October 8, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE.

APPENDIX A

NEUROBIOLOGICAL TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

(September 25, 2003)

Purposes:

The purpose of the audit committee of Neurobiological Technologies, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. It is not the responsibility of the audit committee to plan or conduct audits, or to determine whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles (“GAAP”).

Composition:

The audit committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall be “independent,” as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Rules and Regulations (the “Regulations”) of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the audit committee shall be an “audit committee financial expert,” as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Unless the board of directors designates a chair, the committee members may appoint their own chair by majority vote.

Responsibilities:

The audit committee is charged with the responsibility to:

1. Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the audit committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the board of directors and the audit committee, as representatives of the stockholders.

2. Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the audit committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the audit committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4. Instruct the independent auditor and the internal auditor, if any, to advise the audit committee if there are any subjects that require special attention.

5. Instruct the independent auditor to report to the audit committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

6. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the SEC or in any public disclosure or release.

7. Review the management letter delivered by the independent auditor in connection with the audit.

8. Following such reviews and discussions, if so determined by the audit committee, recommend to the board of directors that the annual financial statements be included in the Company’s annual report.

9. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to a member of the audit committee who is a financial expert.

10. Meet at least once each year in separate executive sessions with management and the independent auditor to discuss matters that the committee or either of these groups believes could significantly affect the financial statements and should be discussed privately.

11. Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor or management.

12. Review and approve all related-party transactions.

13. Conduct or authorize such inquiries into matters within the committee’s scope of responsibility as the committee deems appropriate.

14. Provide minutes of audit committee meetings to the board of directors, and report to the board of directors on any significant matters arising from the committee’s work.

15. At least annually, review and reassess this charter and, if appropriate, recommend changes to the board of directors.

16. Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

17. Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

18. Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Regulations, all professional services, to be provided to the Company by its independent auditor, provided that the audit committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The audit committee may adopt policies and procedures for the approval of such services, which may include delegation of authority to a designated member or members of the audit committee to approve such services so long as any such approvals are disclosed to the full audit committee at its next scheduled meeting.

Authority:

By adopting this Charter, the board of directors delegates to the audit committee full authority in its discretion to:

1. Perform each of the responsibilities of the audit committee described above.

2. Appoint a chair of the audit committee, unless the board of directors designates a chair.

3. Engage independent counsel and other advisers as the audit committee determines necessary to carry out its responsibilities.

4. Cause the officers of the corporation to provide such funding as the audit committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the audit committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

APPENDIX B

2003 EQUITY INCENTIVE PLAN

NEUROBIOLOGICAL TECHNOLOGIES, INC.

1.	Purpose of this Plan

The purpose of this 2003 Equity Incentive Plan of Neurobiological Technologies, Inc. is to enhance the long-term stockholder value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the Company’s common stock.

2.	Definitions and Rules of Interpretation

2.1	Definitions. This Plan uses the following defined terms:

(a)	“Administrator” means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(b)	“Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(c)	“Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

(d)	“Award” means a Stock Award or Option granted in accordance with the terms of the Plan.

(e)	“Award Agreement” means the document evidencing the grant of an Award.

(f)	“Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(g)	“Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 16, and (iii) a person who holds Option Shares subject to any right of repurchase under Section 15.2.

(h)	“Board” means the board of directors of the Company.

(i)	“Change of Control” shall have the meaning set forth in Section 10.4.

(j)	“Code” means the Internal Revenue Code of 1986.

(k)	“Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(l)	“Company” means Neurobiological Technologies, Inc., a Delaware corporation.

(m)	“Company Director” means a member of the Board.

(n)	“Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(o)	“Covered Security” shall have the meaning set forth in Section 18(b)(1) of the Securities Act.

(p)	“Director” means a member of the board of directors of the Company or an Affiliate.

(q)	“Divestiture” means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

(r)	“Domestic Relations Order” means a “domestic relations order” as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a “plan” in that definition shall be to this Plan.

(s)	“Effective Date” shall have the meaning set forth in Section 3.3(a).

(t)	“Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(u)	“Exchange Act” means the Securities Exchange Act of 1934.

(v)	“Executive” means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case, because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, “Executive” means any (i) Director, (ii) officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company’s equity securities.

(w)	“Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

(x)	“Fair Market Value” means the value of Shares as determined under Section 17.2.

(y)	“Fundamental Transaction” means any transaction or event described in Section 10.3.

(z)	“Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(aa)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

(bb)	“Non-Employee Director” means a Director who is not also an Employee.

(cc)	“Nonstatutory Option” means any Option other than an Incentive Stock Option.

(dd)	“Objectively Determinable Performance Condition” shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an individual business unit.

(ee)	“Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(ff)	“Option” means a right to purchase Shares of the Company granted under this Plan.

(gg)	“Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(hh)	“Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(ii)	“Plan” means this 2003 Equity Incentive Plan of Neurobiological Technologies, Inc.

(jj)	“Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

(kk)	“Reverse Vesting” means that an Option is or was fully exercisable but that, subject to a “reverse” vesting schedule, the Company has a right to repurchase the Option Shares as specified in Section 15.2(a), with the Company’s right of repurchase expiring in accordance with a “forward” vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or in accordance with some other vesting schedule described in the Award Agreement. With respect to a Stock Award, Reverse Vesting means that the Company has a right to repurchase the Award Shares purchased pursuant to the Stock Award, as specified in Section 15.2(a), with the Company’s right of repurchase expiring in accordance with the vesting schedule in the Award Agreement.

(ll)	“Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(mm)	“Securities Act” means the Securities Act of 1933.

(nn)	“Share” means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

(oo)	“Stock Award” means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.2

(pp)	“Substitute Award” means a Substitute Option or Substitute Stock Award granted in accordance with the terms of the Plan.

(qq)	“Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(rr)	“Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

(ss)	“Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

2.2	Rules of Interpretation. Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

3.	Shares Subject to this Plan; Term of this Plan

3.1	Number of Award Shares. Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan is 1,000,000. When an Award is granted, the maximum number of

Shares that may be issued under this Plan shall be reduced by the number of Shares covered by that Award. However, if an Award later terminates or expires without having been exercised in full, the maximum number of shares that may be issued under this Plan shall be increased by the number of Shares that were covered by, but not purchased under, that Award. By contrast, the repurchase of Shares by the Company shall not increase the maximum number of Shares that may be issued under this Plan.

3.2	Source of Shares. Award Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or (c) Shares that are outstanding and are acquired to discharge the Company’s obligation to deliver Award Shares.

3.3	Term of this Plan

(a)	This Plan shall be effective on, and Awards may be granted under this Plan after, the date it has been both adopted by the Board and approved by the Company’s stockholders (the “Effective Date”).

(b)	Subject to Section 13, Awards may be granted under this Plan for a period of ten years from the Effective Date and may not be granted under the Plan after such date.

4.	Administration

4.1	General

(a)	The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

(b)	So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and who are “outside directors” as defined in Section 162(m) of the Code.

4.2	Authority of Administrator. Subject to the other provisions of this Plan, the Administrator shall have the authority to:

(a)	grant Awards, including Substitute Awards;

(b)	determine the Fair Market Value of Shares;

(c)	determine the Option Price and the Purchase Price of Awards;

(d)	select the Awardees;

(e)	determine the times Awards are granted;

(f)	determine the number of Shares subject to each Award;

(g)	determine the types of payment that may be used to purchase Award Shares;

(h)	determine the types of payment that may be used to satisfy withholding tax obligations;

(i)	determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

(j)	modify or amend any Award;

(k)	authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(l)	determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m)	interpret this Plan and any Award Agreement or document related to this Plan;

(n)	correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

(o)	adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p)	adopt, amend, and revoke special rules and procedures that may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

(q)	determine whether a transaction or event should be treated as a Change of Control, a Divestiture or neither;

(r)	determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change of Control or a Divestiture, then the effect of that Change of Control or Divestiture; and

(s)	make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

4.3	Scope of Discretion. Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. Moreover, but again subject to the last sentence of this Section 4.3, in making those decisions the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. However, except as provided in Section 13.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5.	Persons Eligible to Receive Awards; Annual Director Grants

5.1	Eligible Individuals. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

5.2	Section 162(m) Limitation.

(a)

Options.    So long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (i) no Employee or prospective Employee may be granted one or more Options within any fiscal year of the Company to purchase more than 250,000 Shares under Options, subject to adjustment under Section 10, and (ii) Options may be granted to an Executive only by the Committee (and, notwithstanding Section 4.1(a), not by the Board). If an Option is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option shall continue to be counted against the limit on Awards that may be granted to any individual under this Section 5.2.

(b)	Stock Awards. Any Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions, the Stock Award may be granted only by the Committee, and the material terms of the Award must be approved by the stockholders of the Company before such Award is paid.

6.	Terms and Conditions of Options

The following rules apply to all Options

6.1	Price. For so long as the Shares are not a Covered Security, no Option may have an Option Price less than 85% of the Fair Market Value of the Shares on the Grant Date. No Option intended as “qualified incentive-based compensation” within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

6.2	Term. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

6.3	Vesting. Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Optionee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement. If so provided in the Option Agreement, an Option may be exercisable subject to the application of Reverse Vesting to the Option Shares. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c). No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

6.4	Form of Payment

(a)	The Administrator shall determine the acceptable form and method of payment for exercising an Option.

(b)	Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c)	In addition, the Administrator may permit payment to be made by any of the following methods:

(i)	other Shares, or the designation of other Shares, which (A) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii)	provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a broker-dealer that is a member of the National Association of Securities Dealers advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a “Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

(iii)	cancellation of any debt owed by the Company or any Affiliate to the Optionee by the Company including without limitation waiver of compensation due or accrued for services previously rendered to the Company; and

(iv)	any combination of the methods of payment permitted by any paragraph of this Section 6.4.

(d)	The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

6.5	Nonassignability of Options. Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

6.6	Substitute Options. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

6.7	Repricings. Other than in accordance with Section 10, Options may not be repriced, replaced, regranted through cancellation or modified without stockholder approval, if the effect of the repricing, replacement, regrant or modification would be to reduce the effective Option Price of the Options.

6.8	Automatic Option Grants To Non-Employee Directors. Non-Employee Directors will automatically receive an Award of a Nonstatutory Option on the following terms:

(a)	Grant dates. Each Non-Employee Director who is reelected to the Board at any annual meeting of stockholders held on or after the Effective Date shall, upon reelection, receive a Nonstatutory Option to purchase 7,500 Shares.

(b)	Exercise Price. The Option Price of each Award granted pursuant to this Section 6.8 shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.

(c)	Option Term. Each Option shall have a term of ten (10) years measured from the Grant Date.

(d)	Exercise and Vesting of Options. The Shares underlying each Award issued pursuant to Sections 6.8(a)(i) and (ii) shall vest and become exercisable on the first anniversary of the Grant Date, provided that such Optionee is a Director at such time. The Shares underlying each Award issued pursuant to Section 6.8(a)(iii) shall vest and become exercisable with respect to one-half of the Shares on the first anniversary of the Grant Date and with respect to one-half of the Shares on the second anniversary of the Grant Date, provided that such Optionee is a Director at such times.

7.	Incentive Stock Options

The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a)	The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

(b)	No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

(c)	Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

(d)	In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.

(e)	Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f)	The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g)	Incentive Stock Options may be granted only to Employees. If an Optionee changes status from an Employee to a Consultant, that Optionee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i).

(h)	The Optionee may not transfer any rights under an Incentive Stock Option, other than by will or the laws of descent and distribution. During the life of the Optionee, only the Optionee may exercise an Incentive Stock Option. The Company’s compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

(i)

An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(c) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three-

month period after the Optionee’s Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee’s Termination.

(j)	Only the Board may modify an Incentive Stock Option.

8.	Stock Awards

The following rules apply to all Stock Awards:

(a)	Price. For so long as the Shares are not a Covered Security: (i) no Stock Award may have a Purchase Price less than 85% of the Fair Market Value of the Shares on the Grant Date or on the date on which the purchase is completed and (ii) if a Stock Award is granted to a person who, at the Grant Date, owns more than 10% of the voting power of the Company or any corporate Affiliate, that Stock Award shall have a Purchase Price of not less than 100% of the Fair Market Value of the Shares on the Grant Date or on the date the purchase is completed. In no event will the Purchase Price of any Stock Award be less than the par value of the Shares issuable under the Stock Award if that is required by Applicable Law.

(b)	Term. No Stock Award shall be exercisable after its Expiration Date. No Stock Award may have an Expiration Date that is more than ten years after its Grant Date.

(c)	Vesting. Stock Awards shall be exercisable: (i) on the Grant Date, or (ii) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement.

(d)	Right of Repurchase. If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to Reverse Vesting. With respect to Stock Awards subject to Reverse Vesting granted to Employees who are not officers or directors of the Company or any parent or subsidiary of the Company to purchase Shares that are not Covered Securities, the Company’s right of repurchase must lapse at the rate of at least 20% per year over the five years from the Grant Date.

(e)	Form of Payment. The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award.

(i)	Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(ii)	In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

(f)	Nonassignability of Stock Awards. Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order.

(g)	Substitute Stock Award. The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

(h)	Repricings. Other than in accordance with Section 10, Stock Awards may not be repriced, replaced, regranted through cancellation or modified without stockholder approval, if the effect of the repricing, replacement, regrant or modification would be to reduce the effective Purchase Price of the Shares subject to the Stock Awards.

9.	Exercise of Awards

9.1	In General. An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

9.2	Time of Exercise. Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share.

9.3	Issuance of Award Shares. The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised. However, until Award Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or its transfer agent, the Awardee will not have the rights of a stockholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

9.4	Termination

(a)	In General. Except as provided in an Award Agreement or in writing by the Administrator, including in an Award Agreement, and as otherwise provided in this Section 9.4, after an Awardee’s Termination, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the three months after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

(b)	Leaves of Absence. Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

(c)	Death or Disability. Unless otherwise provided by the Administrator, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee, to the extent exercisable at the date of that Termination, may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 16. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee, and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. In the case of an Awardee who dies or become disabled within three months after Termination, if the Termination was not due to Cause, the Awardee’s Awards may be exercised for one year after that Termination. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

(d)	Divestiture. If an Awardee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4 with respect to the Awardee’s Awards.

(e)	Termination for Cause. If an Awardee’s Termination is due to Cause, all of the Awardee’s Awards shall automatically terminate and cease to be exercisable at the time of Termination. “Cause” means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. “Cause” shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Awardee regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine “Cause” based on the Administrator’s good faith belief. If the Awardee is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

(f)	Reverse Vesting. Under any circumstances stated in this Section 9.4 in which all unvested Options of an Optionee immediately vest, the Company’s repurchase rights shall lapse on all Option Shares held by that Optionee which are subject to Reverse Vesting.

(g)	Consulting or Employment Relationship. Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

10.	Certain Transactions and Events

10.1	In General. Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 13.3.

10.2	Changes in Capital Structure. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change of Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the Purchase Price of any Stock Award, (d) the Option Price and number and class of securities issuable under each outstanding Option, and (e) the repurchase price of any securities substituted for Option Shares that are subject to repurchase rights. The Board shall determine the specific adjustments. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

10.3

Fundamental Transactions.    If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued (each a “Fundamental Transaction”), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution, in exchange for Awards, of options to purchase equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) (an “assumption” of

Awards) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and termination of outstanding Awards, in whole or in part, so that Awards can be exercised before or otherwise in connection with the closing or completion of the Fundamental Transaction or event but then terminate (c) cancel or arrange for the cancellation of Awards in exchange for cash payments to Awardees, and (d) either arrange for any repurchase rights of the Company with respect to Award Shares to apply to the securities issued in substitution for Shares or terminate repurchase rights on Award Shares. The Board need not adopt the same rules for each Award or each Awardee.

10.4	Changes of Control. Notwithstanding any other provision of this Plan, in the event of a Change in Control (defined below), time-based (but not performance-based) vesting for all outstanding Awards or Reverse Vesting on all outstanding Award Shares shall be fully accelerated. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date), although the Board need not adopt the same rules for each Award or each Awardee. For purposes of this Plan, a “Change in Control” shall mean (A) any merger, consolidation, amalgamation, or other transaction to which the Company or an Affiliate is a party and in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction or (B) any other transaction or corporate event deemed by the Board to constitute a change in control of the Company including, but not limited to, (i) a transaction or series of transactions in which any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (ii) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board.

10.5	Divestiture. If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a “Divestiture”. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Awardee.

10.6	Dissolution. If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. However, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate just before the dissolution is completed.

10.7	Cut-Back to Preserve Benefits. If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event addressed in this Section 10 would be greater if one or more of those steps were not taken or payments were not made with respect to that Awardee’s Awards or Award Shares, then and to that extent one or more of those steps shall not be taken and payments shall not be made.

11.	Withholding and Tax Reporting

11.1	Tax Withholding Alternatives

(a)

General.    Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax-withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

(b)	Method of Payment. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

11.2	Reporting of Dispositions. Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

12.	Compliance with Law

The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

13.	Amendment or Termination of this Plan or Outstanding Awards

13.1	Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan.

13.2	Stockholder Approval. The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

13.3

Effect.    No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. However, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions will be final, binding and conclusive. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination or Award Shares issued under such Awards even if those Award Shares are issued after the termination.

14.	Reserved Rights

14.1	Nonexclusivity of this Plan. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans or independently of any plan.

14.2	Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

15.	Special Arrangements Regarding Award Shares

15.1	Escrows and Pledges. To enforce any restrictions on Award Shares, including restrictions related to Reverse Vesting, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates.

15.2	Repurchase Rights

(a)	Reverse Vesting. Except as set forth in an Award Agreement, if an Option or Stock Award is subject to Reverse Vesting, the Company shall have the right, during the 90 days (or, in the case of an Awardee who is a Director or Executive, such period of time as may be set forth in the Award Agreement) after the Awardee’s Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination. The repurchase price shall be paid in cash and shall equal the Option Price or Purchase Price for the Award Shares, minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase. The Company may assign this right of repurchase.

(b)	Procedure. The Company, or its assignee, may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 15.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 15.2 for exercising its repurchase rights in order to exercise such rights.

16.	Beneficiaries

An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

17.	Miscellaneous

17.1	Governing Law. This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

17.2	Determination of Value. Fair Market Value shall be determined as follows:

(a)	Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

(b)	Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c)	No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

17.3	Reservation of Shares. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

17.4	Electronic Communications. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

17.5	Notices. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 17.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

Adopted by the Board on:    September 25, 2003

Approved by the stockholders on:

Effective date of this Plan:

APPENDIX C

NEUROBIOLOGICAL TECHNOLOGIES, INC.

2003 EMPLOYEE STOCK PURCHASE PLAN

1.	PURPOSE OF THE PLAN.

The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended.

2.	ADMINISTRATION OF THE PLAN.

(a)  The Committee.    The Committee shall administer the Plan. The interpretation and construction by the Committee of any provision of the Plan or of any right to purchase Stock granted under the Plan shall be conclusive and binding on all persons.

(b)  Rules and Forms.    The Committee may adopt such rules and forms under the Plan, as it considers appropriate.

3.	ENROLLMENT AND PARTICIPATION.

(a)  Offering Periods.    While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each January 1 and July 1.

(b)  Accumulation Periods.    While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on each January 1 and July 1.

(c)  Enrollment.    Any individual who, on the Trading Day preceding the first day of an Offering Period, qualifies as an Eligible Employee and who has elected to participate in the Plan by submitting an enrollment form specified by the Committee as provided in the following sentence is a Participant in the Plan for such Offering Period. The enrollment form shall be filed with the Company not later than one week prior to the last Trading Day prior to the commencement of such Offering Period.

(d)  Duration of Participation.    Once enrolled in the Plan, a Participant shall continue to participate until he or she ceases to be an Eligible Employee, withdraws from the Plan or reaches the end of the Accumulation Period in which he or she discontinued contributions. A Participant who discontinued contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above.

(e)  Applicable Offering Period.    For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

(i)  Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) reenrollment in a subsequent Offering Period under Paragraph (ii) below.

(ii)  In the event that the Fair Market Value of Stock on the last Trading Day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last Trading Day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

(iii)  When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

4.	EMPLOYEE CONTRIBUTIONS.

(a)  Frequency of Payroll Deductions.    A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

(b)  Amount of Payroll Deductions.    An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 10%.

(c)  Changing Withholding Rate.    If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company not later than one week prior to the last Trading Day prior to the commencement of the Accumulation Period for which such change is to be effective.

(d)  Discontinuing Payroll Deductions.    If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form at any time. Payroll withholding shall cease as soon as reasonably practicable after the Company has received such form.

5.	WITHDRAWAL FROM THE PLAN.

(a)  Withdrawal.    A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at any time before the last Trading Day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

(b)  Re-Enrollment After Withdrawal.    A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(b).

6.	TERMINATION OF EMPLOYMENT OR DEATH.

(a)  Termination of Employment.    Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

(b)  Death.    In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Company before the Participant’s death.

7.	PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a)  Plan Accounts.    The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. No interest shall be credited to Plan Accounts.

(b)  Purchase Price.    The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

(i) 85% of the Fair Market Value of such share on the last Trading Day before the commencement of the applicable Offering Period (as determined under Section 3(e)); or

(ii) 85% of the Fair Market Value of such share on the last Trading Day in such Accumulation Period.

(c) Number of Shares Purchased.    Each Eligible Employee shall be deemed to have been granted an option to purchase up to 40,000 shares with respect to any Offering Period and up to 10,000 shares with respect to any Accumulation Period. Such option may be exercised only by the following procedure: as of the last Trading Day of each Accumulation Period, each Participant shall purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously withdrawn from the Plan in accordance with Section 5(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase shares of Stock in excess of the amounts set forth in Sections 8 and 12(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share.

(d) Available Shares Insufficient.    In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 12(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(e) Issuance of Stock.    Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(f) Unused Cash Balances.    An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Accumulation Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above or Section 12(a) shall be refunded to the Participant in cash, without interest or, at the Participant’s election, shall be carried over in the Participant’s Plan Account to the next Accumulation Period.

8.	LIMITATIONS ON STOCK OWNERSHIP.

Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if:

(a) Such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company; or

(b) Under the terms of the Plan, such Participant’s rights to purchase stock under this and all other qualified employee stock purchase plans of the Company or any parent or Subsidiary of the Company would accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time when such right is granted) for each calendar year for which such right or option is outstanding at any time.

Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Internal Revenue Code of 1986, as amended. For purposes of this Section 8, each Participant shall be considered to own any stock that he or she has a right or option to purchase under this or any other plan, and each Participant shall be considered to have the right to purchase 40,000 shares of Stock under this Plan with respect to each Offering Period.

9.	RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

10.	NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time, with or without cause.

11.	NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares that he or she has purchased, or may have a right to purchase, under the Plan until the date of issuance of a stock certificate for such shares.

12.	STOCK OFFERED UNDER THE PLAN.

(a) Authorized Shares.    The aggregate number of shares of Stock available for purchase under the Plan shall be 500,000, subject to adjustment pursuant to this Section 12.

(b) Anti-Dilution Adjustments.    The aggregate number of shares of Stock offered under the Plan, the 10,000 share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares, the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company or the distribution of the shares of a Subsidiary to the Company’s stockholders.

(c) Reorganizations.    In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, the Plan shall terminate unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts that have been withheld but not yet applied to purchase Stock hereunder shall be refunded, without interest. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

13.	AMENDMENT OR DISCONTINUANCE.

Subject to this Section 13, the Plan shall have a term of ten years from the later of (i) the date of Board approval of this Plan, and (ii) the date of stockholder approval of this Plan. The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 12 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

14.	EQUAL RIGHTS AND PRIVILEGES.

All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the related Treasury Regulations. Any provision of the Plan that is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the Board of Directors be reformed to comply with the requirements of Section 423. This Section shall take precedence over all other provisions of the Plan.

15.	DEFINITIONS.

(a) “Accumulation Period” means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

(b) “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(c) “Committee” means a committee of the Board of Directors, consisting of one or more directors appointed by the Board of Directors.

(d) “Company” means Neurobiological Technologies, Inc., a Delaware corporation.

(e) “Compensation” means the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions and overtime pay, but excluding moving or relocation allowances, car allowances, imputed income attributable to cars or life insurance, taxable fringe benefits and similar items, all as determined by the Committee.

(f) “Eligible Employee” means any employee of a Participating Company:

(i) Whose customary employment is for more than five months per calendar year and for more than 20 hours per week; and

(ii) Who has been an employee of a Participating Company for not less than three consecutive months.

(g) “Enrollment Date” means the date that an individual becomes a Participant in the Plan for any Offering Period, as specified in Section 3(c).

(h) “Fair Market Value” shall mean the market price of Stock, determined by the Committee as follows:

(i) If the Stock is traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Stock are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for the Stock on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which the Stock is traded or quoted.

(ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(iii) If the Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

(i) “Offering Period” means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a).

(j) “Participant “ means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

(k) “Participating Company” means the Company and each present or future Subsidiary, except Subsidiaries excluded by the Committee.

(l) “Plan” means this Neurobiological Technologies, Inc. 2003 Employee Stock Purchase Plan, as amended from time to time.

(m) “Plan Account” means the account established for each Participant pursuant to Section 6(a).

(n) “Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

(o) “Stock” means the Common Stock of the Company.

(p) “Subsidiary” means a corporation, 50% or more of the total combined voting power of all classes of stock of which is owned by the Company or by another Subsidiary.

(q) “Trading Day” means any day the exchange(s), market(s) or quotation system(s) on which the Stock is listed, whether it be any established stock exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or otherwise, is open for trading.

Adopted by the Board on:     September 25, 2003

Approved by the stockholders on:

Effective date of this Plan:

NEUROBIOLOGICAL TECHNOLOGIES, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul E. Freiman and Stephen C. Ferruolo proxies, and hereby authorizes each of them to represent and vote as designated on the other side, all the shares of stock of Neurobiological Technologies, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the company to be held on Thursday, November 13, 2003 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of the nominees described in the accompanying proxy statement and FOR the other proposals described therein.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

(Continued, and to be marked, dated and signed, on the other side)

Please mark

your votes

as indicated    ☒

ITEM 1—ELECTION OF DIRECTORS

Nominees:	Paul E. Freiman	FOR ALL	☐
	Theodore L. Eliot, Jr.	WITHHOLD ALL	☐
Abraham E. Cohen
Abraham D. Sofaer
Enoch Callaway, M.D.
John B. Stuppin

Instruction: To withhold authority to vote for any Nominee print the name(s) here and check box “FOR ALL”.

(write nominee(s) name here)

ITEM 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

FOR	☐
ABSTAIN	☐
AGAINST	☐

ITEM 3—APPROVAL OF ADOPTION OF 2003 EQUITY INCENTIVE PLAN

FOR	☐
ABSTAIN	☐
AGAINST	☐

ITEM 4—APPROVAL OF ADOPTION OF 2003 EMPLOYEE STOCK PURCHASE PLAN

FOR	☐
ABSTAIN	☐
AGAINST	☐

Signature(s)                                                                                   Dated                                 , 2003

Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.